Exhibit 99.2

Q2 2025 Conference Call August 5, 2025 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on March 4, 2025 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $600B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Status 10 14 2 Engagement Phases Atomera Incorporated 4 Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase • 20 customers, 26 engagements • Working with more than half of the world’s top semiconductor makers* • At least 10 of the top 20 semiconductor sales leaders with fabs (IC Insights, McClean Report 2023)

MST technology focus areas Atomera 5 MST for Advanced Nodes MST for RF - SOI MST for Power SP, SPX MST for DRAM

RFSOI LNA ► Macro factors affecting handset design ▪ New mobile phones want to move from 4 to 6 carrier aggregation channels ▪ New freq bands opening for 5G and 6G cellular ► LNAs (Low Noise Amplifiers) ▪ Receiver circuit used in mobile phones ▪ Must turn on frequently to monitor for signals ▪ Can be a major source of power consumption ▪ Even more bands/channels coming soon ► Leading handset makers seeking much lower power LNAs which MST can help deliver Atomera 6

Strong and Growing IP Portfolio Atomera Incorporated 7 Core MST Method and Device MST Enabled Devices/Architecture Next - Gen Architectures using MST Discoverable These distinctive layers are visible on products using MST Extensive know - how Extends life and value of patents 121 Foreign Patents 114 US Patents 100 Foreign 67 US 167 Pending 402 Patents Issued and Pending

Financial Review Atomera Incorporated 8 Income Statement ($ in thousands, except per-share data) June 30, 2025 March 31, 2025 June 30, 2024 REVENUE -$ 4$ 72$ Gross Profit (62) 4 (2) OPERATING EXPENSES Research & Development 3,004 3,255 2,589 General and Administration 2,048 2,088 1,832 Selling and Marketing 141 124 207 TOTAL OPERATING EXPENSES 5,193 5,467 4,628 OPERATING LOSS (5,255) (5,463) (4,630) Other Income (Expense) 288 254 269 NET LOSS (4,967)$ (5,209)$ (4,361)$ Net Loss Per Share (0.17)$ (0.17)$ (0.16)$ Weighted average shares outstanding 30,397 30,243 26,467 ADJUSTED EBITDA (NON-GAAP) (3,965)$ (4,442)$ (3,630)$ ADJUSTED EBITDA PER SHARE (0.13)$ (0.15)$ (0.14)$ Balance Sheet Information Cash, equivalents & ST investments 22,026$ 24,123$ 18,288$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 9

Thank You Atomera Incorporated 10